Exhibit 10.11                                               Document is copied.

                          STOCK SUBSCRIPTION AGREEMENT


                                eMajix.Com, Inc.


1. SUBSCRIPTION: The undersigned, Fonar Corporation (the "Subscriber") hereby subscribes for the purchase of 270,000 Shares of Common Stock of eMajix.com, Inc. an Oklahoma corporation (the "Company"), in consideration of the sum of $270,000 in the form of 183,924 shares of Fonar Corporation Common Stock, and submits the total subscription price with this subscription agreement. Such subscription is subject to the following terms and conditions:

     a. No certificate(s) for shares of Common Stock shall be issued to the undersigned until the entire stock subscription price is paid; and,

     b. The certificate(s) representing the shares of Common Stock delivered pursuant to this subscription agreement shall bear a restrictive legend and may not be transferred for a period of one (1) year from the date of issuance:

          The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, nor any other applicable securities act (the "Acts"), and may not be sold, transferred, assigned, pledged or otherwise distributed, unless there is an effective registration statement under such Acts covering such securities or the Company receives an opinion of counsel for the holder of these securities (concurred on by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of such Acts.

2. REPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company:

     a. THE UNDERSIGNED SUBSCRIBER UNDERSTANDS THAT THE COMPANY'S SHARES OF COMMON STOCK HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION; ANY STATE SECURITIES AGENCY, OR ANY FOREIGN SECURITIES AGENCY.

     b. In the event the Subscriber is a resident of British Columbia or Alberta, Canada, the Subscriber has reviewed and understands the attached Addendum, applicable to such investors.

     c. The undersigned Subscriber is not an underwriter and would be acquiring the Shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws,

     d. The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the Shares would be suitable and consistent with his or her investment program; that his or her financial position enable him or her to bear the risks of this investment; and, that there is no public market for the shares of Common Stock subscribed for herein;

     e. The shares of Common Stock subscribed for herein, may not be transferred; encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities act. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not for a period of one (1) year from the date of issuance;

     f. To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that any shares of Common Stock acquired pursuant to this Agreement shall be without preference as to assets;

     g. The Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for any shares of Common Stock of the Company or to cause or permit such shares of Common Stock to be transferred in the absence of any such registration or exemption.

     h. The Subscriber has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been given: (1) All material books, records and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; and, (3) an opportunity to question the appropriate executive officers of the Company;

     i. The Subscriber has satisfied the suitability standards imposed by his or her place of residence;

     j. The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares of Common Stock in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time);

     k. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading and interpreting financial statements;

     l. The Subscriber acknowledges that if he/she/it is a resident of the State of Florida, he/she/it has the privilege of declaring this transaction null and void, provided the Subscriber communicates such intention to the Company in writing within three (3) days of the tender of his/her/its consideration.

3. LIMITED POWER OF ATTORNEY: The undersigned Subscriber hereby constitutes and appoints and grants to eMajix, his limited attorney-in-fact and agent to sign for him and act in his name, place and stead, in any and all capacities to execute any or all documents to be filed with the United States Securities and Exchange Commission and any governmental agency, federal, state or otherwise in connection with any securities filings, including, but not limited to: amendments, exhibits, agreements, concerning shareholders granting said limited attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said limited attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

4. STATUS OF PURCHASER:

     [X] I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

     [ ] I am a member of, or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal of the firm with which I am affiliated agreeing to my participation in this investment.

5. MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the State of Texas shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, and any attempt to assign any rights, duties or obligations which arise under this Agreement without the Company's prior express written consent shall be void.

The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing subscription Agreement, and if applicable the Addendum hereto, is familiar with the contents thereof and agrees to abide by these terms and conditions therein set forth, and knows the statements therein to be true and correct.

     I hereby consent to the use of my name in any prospectus or registration statement which may be filed in connection with any public offering of the Company's securities.

     IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this day of 1-17, 2001 at Melville, New York.


                                   SUBSCRIBER

                                                       /s/David B. Terry
                                                       Corporate Secretary

                                                       FONAR CORPORATION
                                                       110 Marcus Drive
                                                       Melville, New York  11747
                                                       Tel: (631) 694-2929

ACCEPTED by: /s/ Ryan Corley
             eMajix.com, Inc.

BY: Ryan Corley

Title: President